4. Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Related Party Transactions [Abstract]
4. Related Party Transactions

Note 4. Related Party Transactions

Due to a related party amounted to $50,582 as of March 31, 2017. Due to a related party are loans borrowed from a shareholder for operation purpose. The loans are non-interest bearing, unsecured and due on demand.

Note 3. Related Party Transactions

Due from a related party amounted to $300 as of December 31, 2016. It represents amount due from a director for 3,000,000 shares of common stock issuance to the director at $0.0001 per share. The receivable was received on February 28, 2017.

Due to a related party amounted to $5,652 as of December 31, 2016. Due to a related party are loans borrowed from a shareholder for operation purpose. The loan is non- interest bearing, unsecured and due on demand.